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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                               _________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) May 14, 2001



                       COMPUTER SCIENCES CORPORATION
           (Exact name of Registrant as specified in its charter)



NEVADA                             1-4850                          95-2043126
(State or Other Jurisdiction    (Commission                  (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)



2100 East Grand Avenue
El Segundo, California                                                  90245
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code  (310) 615-0311



                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.

            On May 14, 2001, the Registrant issued a press release reporting financial results for its fourth quarter and year ended March 30, 2001, and providing guidance for its year ending March 29, 2002. The press release is attached hereto and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            The exhibit listed below is filed as a part of this report:

            99.1          Press Release of the Registrant dated May 14, 2001.


                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                        COMPUTER SCIENCES CORPORATION


Dated: May 14, 2001                     By /s/Hayward D. Fisk
                                           ----------------------------------
                                            Hayward D. Fisk
                                            Vice President, General Counsel
                                              and Secretary











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                                  EXHIBIT INDEX
                                  -------------


Exhibit
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  99.1         Press Release of the Registrant dated May 14, 2001.












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